    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 8, 2000.

                          SECURITIES ACT FILE NO. 333-
                                                      --------

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                         THE SECURITIES ACT OF 1933 [X]

                         PRE-EFFECTIVE AMENDMENT NO. [ ]

                        POST-EFFECTIVE AMENDMENT NO. [ ]

                    SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    388 GREENWICH STREET, NEW YORK, NY 10013
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (800) 451-2010
                  (REGISTRANT'S AREA CODE AND TELEPHONE NUMBER)

                                HEATH B. MCLENDON
                          SSB CITI FUND MANAGEMENT LLC
                              388 GREENWICH STREET
                               NEW YORK, NY 10013
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 WITH COPIES TO:

 BURTON M. LEIBERT, ESQ.                            CHRISTINA T. SYDOR, ESQ.
WILLKIE FARR & GALLAGHER                          SSB CITI FUND MANAGEMENT LLC
   787 SEVENTH AVENUE                                 388 GREENWICH STREET
 NEW YORK, NY 10019-6099                               NEW YORK, NY 10013

         APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

                      TITLE OF SECURITIES BEING REGISTERED:
           Shares of Common Stock ($.001 par value) of the Registrant

                              --------------------

         The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

         Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                     PART A
             INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                       SMITH BARNEY INVESTMENT FUNDS INC.
                          Smith Barney Contrarian Fund

                              388 Greenwich Street
                            New York, New York 10013

                                                                  April __, 2000

Dear Shareholders:


         You are being asked to vote on an Agreement and Plan of Reorganization whereby all or substantially all of the assets of Smith Barney Contrarian Fund (the "Fund"), a series of Smith Barney Investment Funds Inc. ("Investment Funds"), would be transferred in a tax-free reorganization to Smith Barney Fundamental Value Fund Inc. (the "Acquiring Fund"), in exchange for shares of the corresponding class of common stock of the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of the Fund, but would become a shareholder of the corresponding class of the Acquiring Fund, which has similar investment objectives and policies to your Fund, except as described in the Proxy Statement/Prospectus.

         AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE PROPOSED REORGANIZATION. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

         Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call 1-800-451-2010.

Respectfully,


/s/ Heath B. McLendon
Heath B. McLendon
Chairman of the Board, President and Chief Executive Officer
Smith Barney Investment Funds Inc.

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                       SMITH BARNEY INVESTMENT FUNDS INC.
                          Smith Barney Contrarian Fund


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


         Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Smith Barney Investment Funds Inc. ("Investment Funds"), on behalf of its series, Smith Barney Contrarian Fund (the "Fund"), will be held at the offices of SSB Citi Fund Management LLC, 7 World Trade Center, New York, New York 10048, on May 26, 2000, at [3:00] p.m., Eastern time, for the following purposes:

                  PROPOSAL 1:           To approve an Agreement and Plan of
                                        Reorganization for the Fund;

                  PROPOSAL 2:           To transact such other business as
                                        may properly come before the meeting or
                                        any adjournment(s) thereof.

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

         Holders of record of shares of the Fund at the close of business on March 15, 2000 are entitled to vote at the Special Meeting and at any adjournments thereof.

         If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For more information, please call 1-800-451-2010.

                                              By Order of the Board of Directors

                                              /s/ Christina T. Sydor
                                                  Christina T. Sydor
                                                  Secretary

April __, 2000

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                                TABLE OF CONTENTS

PROPOSAL: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION........................................................4
SYNOPSIS..........................................................................................................4
PRINCIPAL INVESTMENTS AND RISK FACTORS...........................................................................13
THE PROPOSED TRANSACTION.........................................................................................18
ADDITIONAL INFORMATION ABOUT THE FUNDS...........................................................................24
ADDITIONAL INFORMATION...........................................................................................25

                              ADDITIONAL MATERIALS

                  The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated April __, 2000 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders of the Fund requesting a copy of such Statement of Additional Information.

         1. The Statement of Additional Information for the Acquiring Fund, dated January 28, 2000.

         2. The Statement of Additional Information for the Fund, dated April 30, 1999.

         3. Annual Report of the Acquiring Fund for the year ended September 30, 1999 (and, if applicable, any more recent semi-annual report).

         4. Annual Report of the Fund for the year ended December 31, 1999.

                 SUBJECT TO COMPLETION, DATED FEBRUARY 8, 2000

                           PROXY STATEMENT/PROSPECTUS

                                 APRIL __, 2000

                         RELATING TO THE ACQUISITION BY
                    SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
                             (THE "ACQUIRING FUND")

                              388 Greenwich Street
                            New York, New York 10013
                                 (800) 451-2010

                                OF THE ASSETS OF
                   SMITH BARNEY CONTRARIAN FUND (THE "FUND"),
      A SERIES OF SMITH BARNEY INVESTMENT FUNDS INC. ("INVESTMENT FUNDS").

GENERAL

         This Proxy Statement/Prospectus is furnished to shareholders of the Fund in connection with a proposed reorganization in which all or substantially all of the assets of the Fund would be acquired by the Acquiring Fund, in exchange solely for voting shares of the corresponding class of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Fund (collectively, the "Reorganization"). Shares of the Acquiring Fund thereby received would then be distributed to the shareholders of the Fund in complete liquidation of the Fund, and the Fund would be terminated as a series of Investment Funds. As a result of the Reorganization, each shareholder of the Fund would receive that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund held as of the close of business on the Closing Date (as defined herein) of the Reorganization. Shareholders of the Fund are being asked to vote on an Agreement and Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

         This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquiring Fund, see the prospectus for the Acquiring Fund, dated January 28, 2000, as supplemented from time to time, which is included herewith and incorporated herein

                             -----------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

by reference. This Proxy Statement/Prospectus is also accompanied by the Acquiring Fund's annual report to shareholders for the year ended September 30, 1999, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Fund, see the prospectus for the Fund, dated April 30, 1999, and the annual report to shareholders for the year ended December 31, 1999, each of which is incorporated herein by reference and a copy of which may be obtained without charge by writing to Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, or by calling toll-free (800) 451-2010. A Statement of Additional Information of the Fund and the Acquiring Fund dated April __, 2000 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information is available upon request and without charge by writing to or calling Smith Barney Mutual Funds at the address or phone number listed above. Shareholder inquiries regarding the Fund or the Acquiring Fund may also be made by calling the phone number listed above. The information contained herein concerning the Fund has been provided by, and is included herein in reliance upon, Investment Funds on behalf of the Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

         The Acquiring Fund is a diversified open-end management investment company organized as a Maryland corporation. The Fund is a diversified series of Investment Funds, an open-end management investment company organized as a Maryland corporation. The principal investment objective of the Acquiring Fund is long-term capital growth. Current income is a secondary consideration of the Acquiring Fund. The Acquiring Fund seeks to achieve its primary objective by investing in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that SSB Citi Fund Management LLC ("SSB Citi") believes are undervalued in the market place. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks and other equity securities. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities. SSB Citi uses a "contrarian" approach to selecting investments for the Fund, which means that SSB Citi seeks stocks that, at the time of purchase, are price depressed, undervalued or out of favor.

                             -----------------------

         In the descriptions of the Proposal below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose proxy statement this is. In addition, in this Proxy Statement/ Prospectus, for simplicity, actions are described as being taken by either the Fund or the Acquiring Fund (each, a "Fund," and collectively, the "Funds"), although all actions are actually taken by Investment Funds on behalf of the Fund or by the Acquiring Fund, respectively.

         This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about April __, 2000 or as soon as practicable thereafter.

Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Investment Funds at the address shown at the beginning of this Proxy Statement/Prospectus) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

         The presence at any shareholders' meeting, in person or by proxy, of the holders of shares of the Fund holding a majority of the votes of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         The Proposal requires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote thereon. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.

         Holders of record of the shares of the Fund at the close of business on March 15, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of [INSERT], 2000, there were [INSERT] shares of the Fund outstanding.

         To the best of the Acquiring Fund's knowledge, as of [INSERT], 2000, [no person owned beneficially more than 5% of any class of the Acquiring Fund' outstanding shares]. To the best of Investment Funds' knowledge, as of [INSERT], 2000, [no person owned beneficially more than 5% of any class of the Fund' outstanding shares].

         As of February 4, 2000, less than 1% of the outstanding shares of the Fund and the Acquiring Fund were owned directly or beneficially by the directors of Investment Funds and the Acquiring Fund, respectively.

         Each of the Fund and the Acquiring Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each of the Fund and the Acquiring Fund and a copy of any more recent semi-annual report, without charge, by calling 800-451-2010 or writing to the Fund or the Acquiring Fund at the address shown at the beginning of this Proxy Statement/Prospectus.

                         PROPOSAL: APPROVAL OF AGREEMENT
                           AND PLAN OF REORGANIZATION

         The Board of Directors of each of Investment Funds and the Acquiring Fund, including all of the Directors who are not "interested persons" of such Funds (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Directors" or "Non-Interested Board Members"), approved on January 7, 2000, an Agreement and Plan of Reorganization (the "Plan"). Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and assumption of the Fund's liabilities; (b) the distribution of such Acquiring Fund shares to the shareholders of the Fund in complete liquidation of the Fund and the cancellation of the Fund's outstanding shares; and (c) the termination of the Fund as a series of Investment Funds (collectively, the "Reorganization"). As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the corresponding class of the Acquiring Fund and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the Closing Date (as defined below). The Closing is expected to occur on June 2, 2000, or on such later date as the parties may agree in writing (the "Closing Date").

                                    SYNOPSIS

         The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of the Acquiring Fund, the Prospectus of the Fund and the Plan, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders of the Fund should read this entire Proxy Statement/Prospectus carefully.

INTRODUCTION

         Like your Fund, the Acquiring Fund is managed and administered by SSB Citi an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney") and has long-term capital growth as its investment objective. John G. Goode, who became the portfolio manager of your Fund on January 7, 2000, is also the portfolio manager of the Acquiring Fund. Moreover, the distributor, custodian and transfer agent of each of the Fund and the Acquiring Fund are identical. Whereas the Fund has retained KPMG LLP as its independent auditors, the Acquiring Fund has retained Deloitte & Touche LLP as its independent auditors. If the Plan is consummated, shareholders of the Fund will become shareholders of the corresponding class of the Acquiring Fund. The Reorganization has been proposed because the Acquiring Fund is subject to less restrictive investment limitations with respect to foreign securities and options and futures contracts which, although past performance is not necessarily indicative of future returns, may offer the opportunity for higher annual income and total return. The Acquiring Fund is also subject to lower fees and expenses than the Fund. Shareholders of the Fund will continue to enjoy the same shareholder privileges, such as systematic investment, automatic cash withdrawal and automatic dividend reinvestment, and access to professional service representatives as shareholders of the Acquiring Fund. Each of the Fund and the Acquiring Fund declares dividends from net investment income and pays distributions of net realized capital gains, if any, annually. See "Dividends and Other Distributions." It is a condition of the Reorganization that each Fund receive an opinion of independent legal counsel that the Reorganization will be tax-free. This means that shareholders will not realize any capital gain or loss as a direct result of the Reorganization.

PROPOSED TRANSACTION

         The aggregate net asset value of each class of voting shares of the Acquiring Fund (the "Shares") issued in exchange for the assets and liabilities of the corresponding class of the Fund will be equal to the net asset value of that class of the Fund as of the Closing Date. Immediately following the transfer of Shares to the Fund, the Shares received by the Fund will be distributed pro rata to the shareholders of record of the Fund on the Closing Date and the shares of the Fund will be cancelled.

         For the reasons described below under "The Proposed Transaction-Reasons for the Proposed Transaction," the Board of Directors of Investment Funds, including the Non-Interested Directors, has concluded the following:

         - the Reorganization is in the best interests of the Fund and its shareholders; and

         - the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization.

         Accordingly, the Directors recommend approval of the Plan. If the Plan is not approved, the Fund will continue in existence unless other action is taken by the Directors; such other action may include termination and liquidation of the Fund.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The principal investment objective of the Acquiring Fund is long-term capital growth. Current income is a secondary consideration of the Acquiring Fund. The Acquiring Fund seeks to achieve its primary objective by investing in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that SSB Citi believes are undervalued in the market place. The Acquiring Fund may also invest in securities, such as preferred stocks and convertible securities, that provide dividend or interest income.

         The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks and other equity securities. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities. SSB Citi uses a "contrarian" approach to selecting investment, which means that SSB Citi seeks stocks that, at the time of purchase, are price depressed, undervalued or out of favor. The Fund's investment restrictions are substantially similar to that of the Acquiring Fund, except as described in this Proxy Statement/Prospectus.

         Each Fund may purchase short-term investments, money market instruments and repurchase agreements and may lend portfolio securities. Each Fund also has stated that it may invest in small, medium and large capitalization companies. Whereas the Fund may only invest up to 10% of its assets in foreign securities (including American Depository Receipts ("ADRs")), the Acquiring Fund may invest up to 25% of its assets in foreign securities (including, among other things, ADRs). Whereas each Fund may write covered call options, purchase options, enter into futures contracts and options on futures contracts, and use forward currency contracts, the Fund may only do so for hedging purposes, while the Acquiring Fund may do so for hedging purposes and, in some limited cases, to generate income. Additionally, while the Fund may only invest up to 10% of its assets in derivative contracts and up to 5% of its assets in any combination of puts, calls, straddles, or spreads, the Acquiring Fund is not subject to similar restrictions.

         Each Fund has either identical or substantially similar fundamental investment restrictions with respect to its diversified status; issuing senior securities; industry concentration; borrowing money; purchasing or selling real estate, real estate mortgages, commodities or commodity contracts; and making loans. Whereas the Fund as a fundamental policy may engage in the business of underwriting securities, the Acquiring Fund as a fundamental policy may not. Investment restrictions of each Fund which are fundamental policies may not be changed without the approval of the applicable Fund's shareholders. Investors should refer to the respective prospectuses and statements of additional information of the Fund and the Acquiring Fund for a fuller description of each Fund's investment policies and restrictions.

INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND

         The Acquiring Fund seeks long-term capital growth. Current income is a secondary consideration. The Acquiring Fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that the manager believes are undervalued in the market place. The Acquiring Fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when SSB Citi believes smaller companies offer more attractive value opportunities. The Acquiring Fund's primary objective is fundamental and may not be changed without the approval of the holders of a majority of the Acquiring Fund's outstanding shares. There is no guarantee that the Acquiring Fund will achieve its investment objective.

         The Acquiring Fund may also invest in securities, such as preferred stocks and convertible securities, that provide dividend or interest income.

         On behalf of the Acquiring Fund, SSB Citi employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SSB Citi uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SSB Citi looks for a positive catalyst in the company's near term outlook which SSB Citi believes will accelerate earnings or improve the value of the company's assets. SSB Citi also emphasizes companies in those sections of the economy which SSB Citi believes are undervalued relative to other sectors.

         When evaluating an individual stock, SSB Citi looks for:

         .        Low market valuations measured by SSB Citi's valuation models

         . Positive changes in earnings prospects because of factors such as:

         .        New, improved or unique products and services

         .        New or rapidly expanding markets for the company's products

         .        New management

         . Changes in the economic, financial, regulatory or political environment particularly affecting the company

         .        Effective research, product development and marketing

         .        A business strategy not yet recognized by the market place

         Principal risks of investing in the Acquiring Fund. Investors could lose money on their investment in the Acquiring Fund, or the Acquiring Fund may not perform as well as other investments, if:

         .        Stock prices decline generally

         . SSB Citi's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

         . An adverse event, such as negative press reports about a company in which the Acquiring Fund invests, depresses the value of the company's stock

         . The markets strongly favor growth stocks over stocks with value characteristics

         . Small or medium capitalization companies fall out of favor with investors.

         Compared to funds that focus only on large capitalization companies, the Acquiring Fund's share price may be more volatile because the Acquiring Fund also invests a significant portion of its assets in small and medium capitalization companies.

         Compared to large companies, small and medium capitalization companies are more likely to have:

         .        More limited product lines

         .        Fewer capital resources

         .        More limited management depth

         Further, securities of small and medium capitalization companies are more likely to:

         .        Experience sharper swings in market values

         . Be harder to sell at times and at prices SSB Citi believes appropriate

         .        Offer greater potential for gains and losses

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

         The Fund seeks long-term growth of capital and invests primarily in common stocks and other equity securities. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

         SSB Citi uses a "contrarian" approach to selecting investments, which means that SSB Citi seeks stocks that, at the time of purchase, are price depressed, undervalued or out of favor. SSB Citi believes that the stock market ultimately will adjust to reflect the intrinsic value of these stocks. Some of the Fund's investments have a growth component as well.

         SSB Citi emphasizes individual security selection while diversifying the Fund's investments across industries and sectors. Companies in which the Fund invests may have large, mid or small size market capitalizations and may operate in any market sector. In selecting individual securities for investment, SSB Citi looks for:

         . Favorable valuation measures, including stock price relative to book value, cash flow, earnings and sales per share

         . Qualitative measures, such as experienced and effective management, competitive advantages and effective research, product development and marketing

         . Securities valued at the low end of their 52-week trading range or significantly below their 52-week high trading range

         Principal risks of investing in the Fund. Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments, if:

         .        The stock market declines

         . Investors continue to disfavor stocks purchased by the Fund, causing their prices to remain depressed

         . SSB Citi's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

INVESTMENT MANAGEMENT FEES AND EXPENSES

         Investment Funds, on behalf of the Fund, and the Acquiring Fund each retain SSB Citi pursuant to separate contracts, to manage the daily investment and business affairs of the Fund and the Acquiring Fund, respectively, subject to the policies established by their respective Board of Directors. The expenses of each Fund are paid out of gross investment income. Shareholders pay no direct charges or fees for investment services.

         The Acquiring Fund. SSB Citi, located at 388 Greenwich Street, New York, New York 10013, serves as the Acquiring Fund's investment adviser and administrator. SSB Citi (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment management and administration services to a wide variety of individual, institutional and investment company clients having aggregate assets under management as of [December 31, 1999] in excess of [$119] billion.

         Subject to the supervision and direction of the Acquiring Fund's Board of Directors, SSB Citi manages the Fund's portfolio in accordance with the Acquiring Fund's stated investment objective and policies, makes investment decisions for the Acquiring Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Acquiring Fund. Under an investment advisory agreement, the Acquiring Fund pays SSB Citi a monthly fee at the annual rate of 0.55% of the value of its average daily net assets up to $1.5 billion and 0.50% of the value of its average daily net assets in excess of $1.5 billion. The fee is graduated so that increases in the Acquiring Fund' net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As administrator, SSB Citi oversees all aspects of the Acquiring Fund's administration and operation. For administration services rendered to the Acquiring Fund, the Acquiring Fund pays SSB Citi a fee at the annual rate of 0.20% of the value of the Acquiring Fund's average daily net assets. For its management and administration services, SSB Citi received a fee during the fund's last fiscal year equal to 0.75% of the fund's average daily net assets. The total investment management and administration fees incurred and paid by the Acquiring Fund for the year ended September 30, 1999 were $[INSERT].

         The Acquiring Fund's total expense ratio (total annual operating expenses as a percentage of average net assets) for each class of its shares for the year ended September 30, 1999 is set forth below under "Annual Fund Operating Expenses." [SSB Citi projects that if the proposed Reorganization is effected, the expense ratio for each class of the Acquiring Fund will be unchanged for the year ending September 30, 2000.] The actual expense ratio for the Acquiring Fund for the year ending September 30, 2000 may be higher or lower than as set forth below, depending upon the Acquiring Fund' performance, general bond market and economic conditions, sales and redemptions of the Acquiring Fund shares (including redemptions by former shareholders of the Fund), and other factors.

         John G. Goode, Chairman and Chief Investment Officer of Davis Skaggs Investment Management, a division of SSB Citi, and a managing director of Salomon Smith Barney has been responsible for the day-to-day management of the Acquiring Fund since November 1990. Mr. Goode has 16 years of experience with SSB Citi or its predecessors. Mr. Goode's management discussion and analysis of the Acquiring Fund's performance during the fiscal year ended September 30, 1999 is included in the Fund's Annual Report to Shareholders dated September 30, 1999.

         The Fund. The Fund's investment manager is SSB Citi. SSB Citi selects the Fund's investments and oversees its operations. SSB Citi and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. For its management and administration services, SSB Citi received a fee during the fund's last fiscal year equal to 0.85% of the fund's average daily net assets. The total investment management and administration fees incurred and paid by the Fund for the year ended December 31, 1999 were $[INSERT].

         Effective January 7, 2000, John G. Goode (described above) assumed the role of portfolio manager of the Fund.

         The expenses of the Fund and the Acquiring Fund for the fiscal year ended December 31, 1999 and September 30, 1999, respectively, and pro forma expenses following the proposed restructuring are outlined below:

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Smith Barney Fundamental Value Fund Inc.                         Class A       Class B       Class L       Class Y
----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
    Maximum sales charge imposed on purchases                       5.00%         None         1.00%          None
      (as a percentage of offering price)
    Maximum CDSC
      (as a percentage of original cost or redemption
      proceeds, whichever is lower)                                None*          5.00%        1.00%          None
Annual Fund Operating Expenses
    (as a percentage of average net assets)
    Management fees                                                 0.75%         0.75%        0.75%          0.75%
    12b-1 fees                                                      0.25          1.00         1.00           None
    Other expenses                                                  0.17          0.19         0.20           0.07
----------------------------------------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                       1.17%         1.94%        1.95%          0.82%
======================================================================================================================
Smith Barney Contrarian Fund                                     Class A       Class B       Class L       Class Y
----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
    Maximum sales charge imposed on purchases                       5.00%         None         1.00%          None
      (as a percentage of offering price)
    Maximum CDSC
      (as a percentage of original cost or redemption
      proceeds, whichever is lower)                                None*          5.00%        1.00%          None
Annual Fund Operating Expenses
    (as a percentage of average net assets)
    Management fees                                                 0.85%         0.85%        0.85%          0.85%
    12b-1 fees                                                      0.25          1.00         1.00           None
    Other expenses                                                  0.19          0.21         0.19           0.05
----------------------------------------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                       1.29%         2.06%        2.04%          0.90%
======================================================================================================================

                                                                Pro Forma     Pro Forma     Pro Forma     Pro Forma
Smith Barney Fundamental Value Fund Inc. (Pro Forma)             Class A       Class B       Class L       Class Y
----------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
    Maximum sales charge imposed on purchases                       5.00%         None         1.00%           None
      (as a percentage of offering price)
    Maximum CDSC
      (as a percentage of original cost or redemption
      proceeds, whichever is lower)                                None*          5.00%        1.00%           None
Annual Fund Operating Expenses
    (as a percentage of average net assets)
    Management fees                                                 0.75%         0.75%        0.75%          0.75%
    12b-1 fees                                                      0.25          1.00         1.00            None
    Other expenses                                                  0.17          0.19         0.20           0.07
----------------------------------------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                       1.17%         1.94%        1.95%          0.82%
======================================================================================================================

* You may buy Class A Shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%

         Example. This Example is intended to help you compare the cost of investing in each of the Funds. The Example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes your investment has a 5% return each year and that each Fund's annual operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

Smith Barney Fundamental Value Fund Inc.                          1 year       3 years       5 years      10 years*
----------------------------------------------------------------------------------------------------------------------
An Investor would pay the following expenses on a $10,000
investment, assuming (1) 5.00% annual return and (2)
redemption at the end of each time period:
    Class A...............................................       $ 613         $853          $1,111       $  1,849
    Class B...............................................         697          909           1,147          2,067
    Class L...............................................         396          706           1,142          2,352
    Class Y...............................................          84          262             455          1,014
An investor would pay the following expenses on the same
investment, assuming the same annual return and no
redemption:
    Class A...............................................       $ 613         $853          $1,111       $  1,849
    Class B...............................................         197          609           1,047          2,067
    Class L...............................................         296          706           1,142          2,352
    Class Y...............................................          84          262             455          1,014
----------------------------------------------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                      1 year       3 years       5 years      10 years*
----------------------------------------------------------------------------------------------------------------------
An Investor would pay the following expenses on a $10,000
investment, assuming (1) 5.00% annual return and (2)
redemption at the end of each time period:
    Class A...............................................        $625         $889          $1,172        $ 1,979
    Class B...............................................         709          945           1,208          2,192
    Class L...............................................         405          733           1,187          2,445
    Class Y...............................................          92          287             498          1,108

Smith Barney Contrarian Fund                                      1 year       3 years       5 years      10 years*
----------------------------------------------------------------------------------------------------------------------
An investor would pay the following expenses on the same
investment, assuming the same annual return and no
redemption:
    Class A...............................................       $ 625         $889          $1,172         $1,979
    Class B...............................................         209          646           1,108          2,192
    Class L...............................................         305          733           1,187          2,445
    Class Y...............................................          92          287             498          1,108
----------------------------------------------------------------------------------------------------------------------
                                                                Pro Forma     Pro Forma     Pro Forma     Pro Forma
Smith Barney Fundamental Value Fund Inc. (Pro Forma)              1 year       3 years       5 years      10 years*
-------------------------------------------------------------- ------------- ------------- ------------- -------------
An Investor would pay the following expenses on a $10,000 investment, assuming
(1) 5.00% annual return and (2) redemption at the end of each time period:
    Class A...............................................        $613         $853          $1,111         $1,849
    Class B...............................................         697          909           1,147          2,067
    Class L...............................................         396          706           1,142          2,352
    Class Y...............................................          84          262             455          1,014
An investor would pay the following expenses on the same investment, assuming the same annual return and no redemption:
    Class A...............................................        $613         $853          $1,111         $1,849
    Class B...............................................         197          609           1,047          2,067
    Class L...............................................         296          706           1,142          2,352
    Class Y...............................................          84          262             455          1,014
-------------------------------------------------------------- ------------- ------------- ------------- -------------

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

This example assumes reinvestment of all dividends and distributions. This example should not be considered a representation of past or future expenses. Actual Fund expenses can vary from year to year and may be higher or lower than those shown.

DISTRIBUTION OF SHARES AND OTHER SERVICES

         Currently, CFBDS, Inc. ("CFBDS"), located at 21 Milk Street, Boston, MA 02109-5408, distributes shares of each Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring CFBDS to take and pay for only such securities as may be sold to the public. Each Fund has adopted a plan of distribution under Rule 12b-1 under the 1940 Act (the "Plan"), pursuant to which Salomon Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of each Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Salomon Smith Barney is also paid a distribution fee with respect to Class B and Class L shares of each Fund at the annual rate of 0.75% of the average daily net assets attributable to those Classes. Class B shares of each Fund that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Salomon Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares.

         Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Salomon Smith Barney and the payments may exceed distribution expenses actually incurred.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

         The purchase, redemption and exchange procedures and privileges with respect to the Fund are substantially similar to those of the Acquiring Fund.

DIVIDENDS AND OTHER DISTRIBUTIONS

         Each of the Fund and the Acquiring Fund declares dividends from net investment income and pays distributions of net realized capital gains, if any, annually. Each Fund intends to distribute any net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund will be invested in additional shares of the applicable Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

         If the Plan is approved by the Fund's shareholders, then as soon as practicable before the Closing Date, the Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed 2000 net investment income and undistributed realized net capital gains.

TAX CONSEQUENCES

         The Fund and the Acquiring Fund will have received an opinion of Willkie Farr & Gallagher, counsel to Investment Funds and the Acquiring Fund, in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                     PRINCIPAL INVESTMENTS AND RISK FACTORS

         As set forth herein, the Fund and the Acquiring Fund have substantially similar investment objectives and policies and pursue their respective objectives in a similar manner. Accordingly, the Funds engage in investments practices and techniques that are substantially similar. However, the investment practices and limitations of each Fund (and the risks related thereto) are not identical. For instance, the Acquiring Fund may invest a larger portion of its assets in foreign securities and is generally subject to less restrictive limitations in connections with its use of options and futures contracts. The skill of each Fund's portfolio management team in choosing appropriate investments for the relevant Fund will determine in large part its ability to achieve its investment objective.

         A more complete description of the investment practices and limitations of the Acquiring Fund is contained in the prospectus and statement of additional information of the Acquiring Fund, dated January 28, 2000, as supplemented from time to time, a copy of which is included herewith, and in the Statement of Additional Information of Investment Funds and the Acquiring Fund dated April __, 2000 (relating to the proposed Reorganization) which is incorporated herein by reference. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the specific investment practices and risks of the applicable Fund.

         The Acquiring Fund. An investment in the Acquiring Fund includes
         ------------------
certain risks and special considerations, such as those described below:

         Short-Term Investments. As noted above, in certain circumstances the Acquiring Fund may invest in short-term money market instruments, such as obligations of the U.S. government, its agencies and instrumentalities ("U.S. government securities"), high-quality commercial paper and bank certificates of deposit and time deposits, and may engage in repurchase agreement transactions with respect to such instruments.

         Repurchase Agreements. The Acquiring Fund may enter into repurchase agreements with certain member banks of the Federal Reserve System and certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Acquiring Fund would acquire securities for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Acquiring Fund to resell, the securities at an agreed-upon price and time, thereby determining the yield during the Acquiring Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Acquiring Fund's holding period. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Acquiring Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Acquiring Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SSB Citi, acting under the supervision of the Board of Directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those dealers and banks with which the Fund enters into repurchase agreements to evaluate potential risks.

         Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Acquiring Fund may lend its portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the Acquiring Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SSB Citi to be of good standing and will not be made unless, in the judgment of SSB Citi, the consideration to be earned from such loans would justify the risk.

         Options on Securities. The Acquiring Fund may write covered call options with respect to its portfolio securities. The Acquiring Fund realizes a fee (referred to as a "premium") for granting the rights evidenced by a call option. A call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by the Acquiring Fund has the right to purchase from the Acquiring Fund the underlying security owned by the Acquiring Fund at the agreed-upon price for a specified time period.

         Upon the exercise of a call option written by the Acquiring Fund, the Acquiring Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Acquiring Fund's cost of the security, less the premium received for writing the option.

         The Acquiring Fund will write only covered options with respect to its portfolio securities. Accordingly, whenever the Acquiring Fund writes a call option on its securities, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a call option is exercised, the Acquiring Fund will either (a) maintain a segregated account consisting of cash or equity and debt securities of any grade provided such securities have been determined by SSB Citi to be liquid, unencumbered and marked to market daily pursuant to guidelines established by the Board of Directors ("eligible segregated assets") having a value at least equal to the exercise price of the underlying securities or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts that it holds are less than the exercise prices of those that it has written, it will deposit the difference with its custodian in a segregated account).

         The Acquiring Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Acquiring Fund would purchase, prior to the holder's exercise of an option that the Acquiring Fund has written, an option of the same series as that on which the Acquiring Fund desires to terminate its obligation. The obligation of the Acquiring Fund under an option that it has written would be terminated by a closing purchase transaction, but the Acquiring Fund would not be deemed to own an option as a result of the transaction. There can be no assurances that the Acquiring Fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Acquiring Fund ordinarily will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market.

         The Acquiring Fund may also, for hedging purposes, purchase put options on securities traded on national securities exchanges as well as in the over-the-counter market. The Acquiring Fund may purchase put options on particular securities in order to protect against a decline in the market value of the underlying securities below the exercise price less the premium paid for the option. The ability to purchase put options allows the Acquiring Fund to protect the unrealized gain on an appreciated security in its portfolio without actually selling the security. Prior to expiration, most options may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction cost.

         In addition, the Acquiring Fund may, for hedging purposes and/or to generate income, write put options on securities traded on national securities exchanges. Writing a put option could force the Acquiring Fund to purchase securities at inopportune times or for prices higher or lower than the current market value.

         The Acquiring Fund may purchase options and write put options in the over-the-counter market ("OTC options") to the same extent that it may engage in transactions in exchange traded options. OTC options differ from exchange traded options in that they are negotiated individually and terms of the contract are not standardized as in the case of exchange traded options. Moreover, because there is no clearing corporation involved in an OTC option, there is a risk of non-performance by the counterparty to the option. However, OTC options generally are more available for securities in a wider range of expiration dates and exercise prices than exchange traded options. It is the current position of the staff of the SEC that OTC options (and securities underlying the OTC options) are illiquid securities. Accordingly, the Acquiring Fund will treat OTC options as subject to the Acquiring Fund's limitation on illiquid securities until such time as there is a change in the SEC's position.

         Options on Broad-Based Domestic Stock Indexes. The Acquiring Fund may, for hedging purposes only, write call options and purchase put options on broad-based domestic stock indexes and enter into closing transactions with respect to such options. The Acquiring Fund may also, for hedging purposes and/or to generate income, write put options on stock indexes. Options on stock indexes are similar to options on securities except that, rather that having the right to take or make deliver of stock at the specified exercise price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is "in the money." This amount of cash is equal to the difference between the closing level of the index and the exercise price of the option, expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally rather than price movements in the individual stocks.

         The effectiveness of purchasing puts and writing calls on stock index options depends to a large extent on the ability of SSB Citi to predict the price movement of the stock index selected. Therefore, whether the Acquiring Fund realizes a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally. Additionally, because exercise of index options are settled in cash, a call writer such as the Acquiring Fund cannot determine the amount of the settlement obligations in advance and it cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. When the Acquiring Fund has written the call, there is also a risk that the market may decline between the time the Acquiring Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Acquiring Fund is able to exercise the closing transaction with respect to the long call position it holds.

         Futures Contracts and Options on Futures Contracts. A futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified security at a specified price, date, time and place. The Acquiring Fund may enter into futures contracts to sell securities when SSB Citi believes that the value of the Acquiring Fund's securities will decrease. An option on a futures contract, as contrasted with the direct investment in a futures contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of the option the right to enter into a futures contract to buy and obligates the writer to enter into a futures contract to sell the underlying securities. A put option gives the purchaser the right to sell and obligates the writer to buy the underlying contract. The Acquiring Fund may enter into futures contracts to purchase securities when SSB Citi anticipates purchasing the underlying securities and believes that prices will rise before the purchases will be made. When the Acquiring Fund enters into a futures contract to purchase an underlying security, eligible segregated assets equal to the market value of the contract will be deposited in a segregated account with the Acquiring Fund's custodian to collateralize the position, thereby insuring that the use of the contract is unleveraged. The Acquiring Fund will not enter into futures contracts for speculation and will only enter into futures contracts that are traded on a U.S. exchange or board of trade.

         The Acquiring Fund may purchase options on futures contracts to hedge its portfolio against the risk of a decline in the market value of securities held, and may purchase call options on futures contracts to hedge against an increase in the price of securities it is committed to purchase. The Acquiring Fund may write put and call options on futures contracts in entering into closing sale transactions and to increase its ability to hedge against changes in the market value of the securities it holds or is committed to purchase. The Acquiring Fund will write put and call options only on futures contracts that are traded on a domestic exchange or board of trade.

         In entering into transactions involving futures contracts and options on futures contracts, the Acquiring Fund will comply with applicable requirements of the Commodities Futures Trading Commission (the "CFTC") which require that its transactions in futures and options be engaged in for "bona fide hedging" purposes or other permitted purposes, provided that aggregate initial margin deposits and premiums required to establish positions, other than those considered by the CFTC to be "bona fide hedging," will not exceed 5% of the Acquiring Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

         Foreign Securities and American Depositary Receipts. The Acquiring Fund can invest up to 25% of its assets in foreign securities and American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

         Portfolio Transactions. Portfolio securities transactions or options on behalf of the Acquiring Fund are placed by SSB Citi with a number of brokers and dealers, including Salomon Smith Barney. Salomon Smith Barney has advised the Acquiring Fund that, in transactions with the Acquiring Fund, Salomon Smith Barney charges a commission rate at least as favorable as the rate Salomon Smith Barney charges its comparable unaffiliated customers in similar transactions.

         The Fund. An investment in the Fund also includes certain risks and
         --------
special considerations, such as those described below:

         Derivative contracts. The Fund may, but need not, use derivative contracts, such as futures and options on securities or securities indices, or options on these futures, for any of the following purposes:

         . To hedge against the economic impact of adverse changes in the market value of portfolio securities

         .   As a substitute for buying or selling securities

         A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

         Foreign securities. The Fund may invest in ADRs and other securities quoted in U.S. dollars of foreign issuers, including those in emerging markets. Because the Fund may invest in securities of foreign issuers, the Fund carries additional risks. The value of your investment may decline if the U.S. and/or foreign stock markets decline or an adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock. Prices of foreign securities may go down because of foreign government actions, political instability or the more limited availability of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets.

         Defensive Investing. Like the Acquiring Fund, the Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                            THE PROPOSED TRANSACTION

         Description of the Plan. As stated above, the Plan provides for the transfer of all or substantially all of the assets of the Fund to the Acquiring Fund in exchange for that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares held in the Fund as of the close of business on the business day preceding the date of the Closing. The Acquiring Fund will assume all of the liabilities of the Fund. In connection with the Closing, the Fund will distribute the shares of the corresponding class of common stock of the Acquiring Fund received in the exchange to the shareholders of the Fund in complete liquidation of the Fund. The Fund will be terminated as a series of Investment Funds.

         Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund immediately as of the close of business on the Closing Date. Each Fund shareholder's account with Investment Funds as a shareholder of the Acquiring Fund will be substantially similar in all material respects to the accounts currently maintained by Smith Barney Private Trust Company (the "Transfer Agent") for such shareholder. Some of the outstanding shares of the Fund are represented by physical certificates; however, in the interest of economy and convenience, shares of the Fund generally are not represented by physical certificates, and shares of the Acquiring Fund issued to Fund shareholders similarly will be in uncertificated form. Certificates representing shares of the Fund will be cancelled after the Closing.

         Until the Closing, shareholders of the Fund will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's Transfer Agent of a redemption request in proper form. Redemption requests received by the Transfer Agent thereafter will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

         The obligations of Investment Funds, on behalf of the Fund, and the Acquiring Fund, under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Directors of either Fund, notwithstanding the approval of the Plan by the shareholders of the Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Fund without obtaining the approval of the Fund's shareholders. The Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan.

         Each of the Fund and the Acquiring Fund will assume and pay all of the expenses that are solely and directly related to the Reorganization in proportion to their respective net assets, which expenses are estimated to be approximately $[INSERT]. Shareholders have no rights of appraisal.

REASONS FOR THE PROPOSED TRANSACTION

         At a telephonic meeting of Investment Funds' Board of Directors held on January 7, 2000, the Directors of the Fund, including all of the Non-Interested Directors, were presented with materials discussing the benefits which would accrue to the shareholders of the Fund if the Fund were to reorganize with and into the Acquiring Fund. For the reasons discussed below, the Board of Directors of Investment Funds, including all of the Non-Interested Directors, has determined that the proposed Reorganization is in the best interests of the Fund and its shareholders and that the interests of the shareholders of the Fund will not be diluted as a result of the proposed Reorganization.

         The proposed combination of the Fund and the Acquiring Fund will allow the shareholders of the Fund to continue to participate in a professionally-managed portfolio governed by similar investment objectives and policies. The Directors of Investment Funds believe that shareholders of the Fund will benefit from the proposed Reorganization because the Acquiring Fund offers the following benefits:

         ENHANCED FLEXIBILITY WITH RESPECT TO PORTFOLIO INVESTMENTS. As stated previously, the Acquiring Fund is generally subject to less restrictive investment limitations with respect to foreign securities and options and futures contracts. In light of the enhanced management flexibility provided to SSB Citi, it is anticipated that the Acquiring Fund may achieve a higher level of income and return over a year's time than the Fund. As discussed in detail herein, the management fees and total operating expenses of the Acquiring Fund are also currently (and are projected to be following the Closing of the Reorganization) lower than the corresponding fees and expenses incurred by the Fund.

         While past performance is not necessarily indicative of future results, the Acquiring Fund has generally produced better total returns than the Fund over the periods ended December 31, 1999. During each of these periods, the Acquiring Fund has ranked in the [INSERT] of its Lipper Category, while the Fund has ranked in the [INSERT] of its Lipper Category. Moreover, while the Acquiring Fund has a [4-star] Morningstar rating, the Fund has a [1-star] Morningstar rating in their respective rating categories.

         LOWER FEES AND EXPENSES. If the proposed transaction is approved, shareholders of the Fund may benefit from both lower advisory and administration fees and lower total fund expenses. Please refer to "Investment Management Fees and Expenses" and "Annual Fund Operating Expenses" set forth above.

         As set forth above, as of their most recent fiscal year end, each class of shares of the Fund has a higher management and administration fee and higher gross operating expenses than the corresponding class of the Acquiring Fund. As a result of the Reorganization, shareholders of the Fund will be investing in the corresponding class of the Acquiring Fund with expenses that are currently between 0.08% and 0.12% lower than those of the relevant class of the Fund. [If the Reorganization is approved by shareholders of the Fund, the Acquiring Fund's net expense ratio for each class of its shares is estimated to remain unchanged for the year ending September 30, 2000.]

         Some of the fixed expenses currently paid by the Acquiring Fund, such as accounting, legal and printing costs, would also be spread over a larger asset base. Other things being equal, shareholders should benefit from economies of scale through lower expense ratios and higher net income distributions over time.

         Due to a combination of factors, including the relatively small size of the Fund, past and prospective sales of the Fund and current market conditions, the Directors and management of Investment Funds believe the Fund and its shareholders would benefit from a tax-free reorganization with a larger fund with substantially similar investment objectives and policies and with a lower total annual expense ratio. Accordingly, it is recommended that the shareholders of the Fund approve the Reorganization with the Acquiring Fund.

         The Board of Directors of Investment Funds, in recommending the proposed transaction, considered a number of factors, including the following:

         (1) the positive compatibility of the Acquiring Fund's investment objectives, policies and restrictions with those of the Fund;

         (2)      the tax-free nature of the Reorganization;

         (3) the potential opportunity for higher income levels and higher annual return;

         (4)      the lower total annual expense ratio of the Acquiring Fund;

         (5) the terms and conditions of the Reorganization and that it should not result in a dilution of Fund shareholder interests; and

         (6) the level of costs and expenses to the Fund of the proposed Reorganization.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

         The Fund is a diversified series of Investment Funds, which was incorporated under the laws of the State of Maryland on September 29, 1981, and is registered with the SEC as an open-end management investment company. The Acquiring Fund was originally incorporated under the laws of the State of Washington on March 17, 1981, and is registered with the SEC as a diversified, open-end management investment company. On January 27, 1995, shareholders approved the reincorporation of the Acquiring Fund as a Maryland corporation, which subsequently occurred on May 24, 1995. Each Fund currently offers shares of common stock classified into four Classes, A, B, L and Y. Each Class of shares represents an identical pro rata interest in the relevant Fund's investment portfolio. As a result, the Classes of each Fund have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B Shares.

         Each share of each class of a Fund represents an interest in that class of the Fund that is equal to and proportionate with each other share of that class of the Fund. Shareholders are entitled to one vote per share (and a proportionate fractional vote per each fractional share) held on matters on which they are entitled to vote. Neither Fund is required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment management contract. In the event that shareholders of a Fund wish to communicate with other shareholders concerning the removal of any Director, such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders, all in the manner provided in Section 16(c) of the 1940 Act as if
Section 16(c) were applicable.

FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is conditioned upon the receipt by Investment Funds, on behalf of the Fund, and the Acquiring Fund of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:
(i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Fund in exchange solely for Shares and the assumption by the Acquiring Fund of all of the liabilities of the Fund, followed by the distribution of such Shares to Fund shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of liabilities of the Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Fund's shareholders in exchange for their shares of the Fund;
(iii) the basis of the assets of the Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange for Shares and the assumption by the Acquiring Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of Shares solely in exchange for their shares of the Fund as part of the transaction;
(vii) the basis of Shares received by the shareholders of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Shares received by the shareholders of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of the shareholders of the Fund.

         While neither Investment Funds nor the Acquiring Fund is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

LIQUIDATION AND TERMINATION OF SERIES

         If the Reorganization is effected, the Fund will be liquidated and terminated as a series of Investment Funds, and the Fund's outstanding shares will be cancelled.

PORTFOLIO SECURITIES

         If the Reorganization is effected, SSB Citi will analyze and evaluate the portfolio securities of the Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund's investment objective and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund's shareholders (including former shareholders of the Fund), SSB Citi will determine the extent and duration to which the Fund's portfolio securities will be maintained by the Acquiring Fund. [It is possible that there may be a significant rebalancing of the Fund portfolio securities in connection with the Reorganization.] Subject to market conditions at the time of any such rebalancing, the disposition of the Fund's portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

PORTFOLIO TURNOVER

         The portfolio turnover rate for the Acquiring Fund (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less)), for the year ended September 30, 1999 was [43%]. The portfolio turnover rate for the Fund for the year ended December 31, 1999 was [__%].

CAPITALIZATION AND PERFORMANCE

PRO FORMA CAPITALIZATION (UNAUDITED)

         The following table sets forth the unaudited capitalization of each class of each of the Acquiring Fund and the Fund as of December 31, 1999 as adjusted giving effect to the Reorganization discussed herein:/1/

                                  ACQUIRING                  THE                 PRO FORMA              PRO FORMA
                                    FUND                     FUND               ADJUSTMENTS/2/           COMBINED
                                    ----                     ----               --------------           --------
                                  (Actual)                 (Actual)
Net Assets                                   $                       $                                             $
Net Asset
   Value Per Share/3/                        $                       $                    --                       $
Shares Outstanding/4/

------------------

/1/ Assumes the Reorganization had been consummated on December 31, 1999, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

/2/ Assumes capital gains distributions, without any reinvestment, of $[INSERT] and $[INSERT] for the Acquiring Fund and the Fund, respectively.

/3/ Net asset value per share after capital gains distributions, assuming no reinvestment.

/4/ Assumes the issuance of [INSERT] shares in exchange for the net assets of the Fund. The number of shares issued was based on the pro forma net asset value of each Fund, net of estimated capital gains distributions on December 31, 1999.

         Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

         The following table reflects the average annual total returns of Class A Shares for the 1, 3, 5 and 10 year (or since inception) periods, as applicable, ending December 31, 1999 for each of the Fund and the Acquiring
Fund:

                                                            THE FUND                 THE ACQUIRING FUND
                                                            --------                 ------------------
Average Annual Total Return:/1/
   1-year.....................................                                             24.29%
   3-year.....................................
   5-year.....................................                                             20.49%
   10-year....................................                                             15.62%
   Since Inception............................                                             14.80%
                                                                                         (11/12/81)

------------------
/1/ The average annual total returns for other classes of each Fund's shares would be similar to the returns of the Class A Shares of the relevant Fund, but would differ to the extent that the other class of shares had a higher or lower total annual expense ratio during the relevant periods.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

         As noted above, additional information about Investment Funds with respect to the Fund, the Acquiring Fund, and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, or by calling
(800) 451-2010.

         Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about the applicable Fund with the Commission.

         Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission 450

Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or without charge from the Commission at publicinfo@sec.gov. Copies of such material can also be obtained from Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, or by calling (800) 451-2010.

INTERESTS OF CERTAIN PERSONS

         SSB Citi and certain of the Acquiring Fund's service providers have a financial interest in the Reorganization, arising from the fact that their respective fees under their respective agreements with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases; the amount of those assets will increase by virtue of the Reorganization.

  THE BOARD MEMBERS OF INVESTMENT FUNDS RECOMMEND THAT THE SHAREHOLDERS OF THE
                      FUND VOTE IN FAVOR OF THIS PROPOSAL.

                             ADDITIONAL INFORMATION

GENERAL

         The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement/Prospectus and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by each Fund in proportion to their respective net assets. In addition to solicitation by mail, certain officers and representatives of Investment Funds, officers and employees of SSB Citi and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telegram or personally.

         To participate in the Special Meeting, the shareholder may submit the proxy card originally sent with the Proxy Statement/Prospectus or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

PROPOSALS OF SHAREHOLDERS

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of Investment Funds, c/o Smith Barney Mutual Funds, 388 Greenwich Street, New York, New York 10013, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

         No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Investment Funds and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

/s/ Christina T. Sydor
    Christina T. Sydor
    Secretary

                              INDEX OF EXHIBITS

Exhibit A:        Form of Agreement and Plan of Reorganization

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _________, 2000, between Smith Barney Investment Funds Inc. ("Investment Funds"), a Maryland corporation with its principal place of business at 388 Greenwich Street, New York, New York 10013, on behalf of its series, Smith Barney Contrarian Fund (the "Acquired Fund"), and Smith Barney Fundamental Value Fund Inc. (the "Acquiring Fund"), a Maryland corporation with its principal place of business at 388 Greenwich Street, New York, New York 10013.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of the corresponding class of common stock($.001 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         All representations, warranties, agreements or covenants made or undertaken by the Acquired Fund in this Agreement are actually made or undertaken by Investment Funds on behalf of the Acquired Fund.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

         1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and
(ii) to assume all of the liabilities of the Acquired Fund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

         1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the "Effective Time Statement"), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. [The assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).]

         1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

         1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, each Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.5. Immediately after the transfer of assets provided for in section
1.1 (the "Liquidation Time"), the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined herein), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of each class of the Acquired Fund shares owned by such shareholders as of the Valuation Time (as defined herein). All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

         1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

         1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

         1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the closing date.

2.       VALUATION

         2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. ("NYSE") on the Closing Date, as defined in Section 3.1 (such time and date also being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended, and then-current prospectus or statement of additional information.

         2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share of each class computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

         2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of each class of the Acquired Fund determined in accordance with section 2.1 by the net asset value by class of an Acquiring Fund Share determined in accordance with section 2.2.

         2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants.

3.       CLOSING AND CLOSING DATE

         3.1. The Closing of the transactions contemplated by this Agreement shall be June 2, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Willkie Farr & Gallagher or at such other place and time as the parties may agree.

         3.2. Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of assets.

         3.3. PNC Bank, National Association, as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to PNC Bank, National Association, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the

Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by Custodian for Acquired Fund to Custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and Custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.4. Smith Barney Private Trust Company (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

         3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of either Fund, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1. Investment Funds, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

                  (a) Investment Funds is a corporation duly organized and validly existing under the laws of the State of Maryland with power under Investment Funds' Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) Investment Funds is registered with the Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and such registration is in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

                  (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, Investment Funds is not, and the execution, delivery and performance of this Agreement by Investment Funds will not result, in violation of Maryland law or of Investment Funds' Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

                  (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Acquired Fund at and for the year ended December 31, 1999, has been audited by KPMG LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (g) Since December 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

                  (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

                  (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

                  (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

                  (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Directors of Investment Funds, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of Investment Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

                  (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

                  (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

         4.2. The Acquiring Fund represents and warrants to Investment Funds, on behalf of the Acquired Fund, as follows:

                  (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Acquiring Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of Maryland law or of the Acquiring Fund's Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

                  (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Acquiring Fund at and for the year ended September 30, 1999 has been audited by Deloitte & Touche LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (g) Since September 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Investment Funds on behalf of the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

                  (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

                  (j) All issued and outstanding shares of the Acquiring Fund
         (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and
         (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

                  (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

                  (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

                  (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Directors of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933

         Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

                  (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.       COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include
(i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and
(b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

         5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

         5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 26, 2000 (or such other date as the Acquired Fund and the Acquiring Fund may agree to in writing).

         5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

         5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.7. Each Fund covenants to prepare the Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

         5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

         5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

         5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and (ii) assume the assumed liabilities from the Acquired Fund.

         5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

         5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

         6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

         6.3. The Acquired Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

                  (a) The Acquiring Fund has been duly formed and is a validly existing corporation;

                  (b) The Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act;

                  (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Fund's Articles of Incorporation, as amended, or By-laws; and

                  (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Acquired Fund, its Directors and its officers. Such counsel may rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers or Directors of the Acquiring Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request.

         6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         7.1. All representations and warranties of Investment Funds, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

         7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund;

         7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Investment Funds with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

         7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

                  (a) Investment Funds has been duly formed and is a validly existing corporation;

                  (b) The Acquired Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in Investment Funds' registration statement under the 1940 Act;

                  (c) the Agreement has been duly authorized, executed and delivered by Investment Funds, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of Investment Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate Investment Funds' Articles of Incorporation, as amended, or By-laws; and

                  (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Acquiring Fund, its Directors and its officers. Such counsel may rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers or Directors of the Acquired Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquiring Fund may reasonably request.

         7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Investment Funds' Articles of Incorporation, as amended, and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

         8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to Investment Funds and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such Shares to Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of Shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of Investment Funds and the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.       INDEMNIFICATION

         9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquired Fund or any of its trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquiring Fund or any of its trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.      FEES AND EXPENSES

         10.1. The Acquiring Fund and Investment Funds, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

         10.2. Expenses of the Reorganization that relate to the Acquiring Fund and the Acquired Fund will be borne by the Funds in proportion to their respective net assets. Any such expenses which are so borne by a Fund will be solely and directly related to the Reorganization.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

         The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before January 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Investment Funds and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, c/o Smith Barney Investment Funds, Inc., 388 Greenwich Street, New York, New York 10013, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, N.Y. 10019-6099, Attn.: Burton M. Leibert, Esq., or to the Acquiring Fund, 388 Greenwich Street, New York, New York 10013, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, N.Y. 10019-6099, Attn.:
Burton M. Leibert, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.      HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

         15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                          SMITH BARNEY INVESTMENT FUNDS INC.
                                      on behalf of Smith Barney Contrarian Fund

                                 By:
                                    -------------------------------------------
                                      Name:
                                      Title:



Attest:                          SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

                                 By:
                                    -------------------------------------------
                                      Name:
                                      Title:

          THE PROSPECTUS AND ANNUAL REPORT OF THE ACQUIRING FUND DATED
           JANUARY 28, 2000 AND SEPTEMBER 30, 1999, RESPECTIVELY, ARE
              INCORPORATED BY REFERENCE TO THE MOST RECENT FILINGS
                          THEREOF BY THE ACQUIRING FUND

                                     PART B

         INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

                  SUBJECT TO COMPLETION, DATED FEBRUARY 8, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                         RELATING TO THE ACQUISITION BY
                    SMITH BARNEY FUNDAMENTAL VALUE FUND, INC.
                             (THE "ACQUIRING FUND")

                              388 Greenwich Street
                            New York, New York 10013
                                 (800) 451-2010

                                OF THE ASSETS OF
                   SMITH BARNEY CONTRARIAN FUND (THE "FUND"),
      A SERIES OF SMITH BARNEY INVESTMENT FUNDS, INC. ("INVESTMENT FUNDS").

                              Dated: April __, 2000

                  This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets of the Fund, a series of Investment Funds, to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of liabilities of the Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

         1. Statement of Additional Information for the Acquiring Fund, dated January 28, 2000.

         2. Statement of Additional Information for the Fund, dated April 30, 1999.

         3. Annual Report of the Acquiring Fund for the year ended September 30, 1999 (and, if applicable, any more recent semi-annual report).

         4. Annual Report of the Fund for the year ended December 31, 1999.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated April __, 2000, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

         The Annual Report of the Acquiring Fund for the year ended September 30, 1999 and the Annual Report of the Fund for the year ended December 31, 1999, each including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Reports (and, if applicable, any more recent semi-annual report) without charge, please call 1-800-451-2010.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of December 31, 1999, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended December 31, 1999 for the Acquiring Fund and the Fund as adjusted giving effect to the Reorganization.

             PRO FORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                       AS OF DECEMBER 31, 1999 (UNAUDITED)

                                           Acquiring                                                      Acquiring
                                             Fund                Fund               Pro forma               Fund
                                           (Actual)            (Actual)            adjustments          (As adjusted)
                                      -----------------    ----------------     -----------------    --------------------
Investments, at value                   $                    $                    $                    $
Cash
Other assets less liabilities                                                     $
                                      -----------------    ----------------     -----------------    --------------------
Net assets                              $                    $                    $                    $
                                      =================    ================     =================    ====================
Shares outstanding
Net asset value per share               $                    $                                         $

-----------------------------

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
         FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 1999 (UNAUDITED)

                                                      Acquiring                                                 Acquiring
                                                        Fund               Fund             Pro Forma             Fund
                                                      (Actual)           (Actual)          Adjustments        (As adjusted)
                                                  ----------------------------------------------------------------------------
Investment Income:
   Interest Income                                 $                  $                                                    $
                                                  ----------------------------------------------------------------------------
       Total Investment Income
   Expenses
     Management fee
     All other expenses
                                                  ----------------------------------------------------------------------------
   Total expenses before reductions
                                                  ----------------------------------------------------------------------------
   Expense reductions
   Expenses, net
                                                  ----------------------------------------------------------------------------
Net investment income (loss)
                                                  ----------------------------------------------------------------------------
Net realized and Unrealized Gain (loss) on Investments:
   Net realized gain (loss) from Investments
   Net unrealized appreciation (depreciation)
   of investments
                                                  ----------------------------------------------------------------------------

Net increase in net assets from operations         $                  $                  $                   $
                                                  ============================================================================

--------------------------

                             SCHEDULE OF INVESTMENTS

Portfolio of Investments at December 31, 1999 (Unaudited)

        THE ANNUAL REPORT AND STATEMENT OF ADDITIONAL INFORMATION OF THE
          ACQUIRING FUND DATED SEPTEMBER 30, 1999 AND JANUARY 28, 2000,
                   RESPECTIVELY, ARE INCORPORATED BY REFERENCE
                      TO THE MOST RECENT FILINGS THEREOF BY
                               THE ACQUIRING FUND

          THE ANNUAL REPORT AND PROSPECTUS AND STATEMENT OF ADDITIONAL
          INFORMATION OF THE FUND DATED DECEMBER 31, 1999 AND APRIL 30,
                1999, RESPECTIVELY, ARE INCORPORATED BY REFERENCE
                      TO THE MOST RECENT FILINGS THEREOF BY
                       SMITH BARNEY INVESTMENT FUNDS, INC.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION -- The response to this item is incorporated by reference to section 9 of the Agreement and Plan of Reorganization and to the Registrant's Registration Statement on Form N-1A.

ITEM 16. EXHIBITS

         1(a) Registrant's Articles of Incorporation are incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         1(b) Registrant's Articles of Amendment are incorporated by reference to the Registration Statement on Form N-1A filed on February 1, 1996.

         1(c) Registrant's Articles of Amendment are incorporated by reference to the Registration Statement on Form N-1A filed on November 24, 1998.

         2 Registrant's By-Laws are incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         3        Not Applicable.

         4 Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A.

         5        Not Applicable.

         6 Registrant's Form of Investment Advisory Agreement is incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         7        Not Applicable.

         8 Prototype Self-Employed Retirement Plan is incorporated by reference to the Registration Statement on Form N-1A filed November 29, 1987.

         9 Custodian Agreement with PNC Bank, National Association is incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         10(a) Services and Distribution Plan is incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         10(b) Amended and Restated Shareholder Services and Distribution Plan is incorporated by reference to the Registration Statement on Form N-1A filed November 24, 1998.

         10(c) Form of Distribution Agreement between the Registrant and Smith Barney Inc. is incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         10(d) Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to the Registration Statement on Form N-1A filed November 24, 1998.

         10(e) Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to the Registration Statement on Form N-1A filed February 1, 1996.

         10(f) Amended Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to the Registration Statement on Form N-1A filed November 24, 1998.

         11(a) Opinion and Consent of Willkie Farr & Gallagher is filed herewith.

         11(b) Opinion and Consent of Maryland Counsel is incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         12 Form of Opinion and Consent of Willkie Farr & Gallagher supporting the tax matters and consequences to shareholders discussed in the prospectus is filed herewith.

         13(a) Form of Transfer Agency Agreement is incorporated by reference to the Registration Statement on Form N-1A filed February 1, 1996.

         13(b) Form of Consent to Assignment is incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         13(c) Form of Administration Agreement is incorporated by reference to the Registration Statement on Form N-1A filed May 26, 1995.

         14       Consent of Deloitte & Touche LLP.  To be filed by amendment.

         15       Not Applicable.

         16       Not Applicable.

         17       (a) Form of proxy card is filed herewith.

                  (b) Annual Report of Smith Barney Investment Funds Inc., dated December 31, 1999, is incorporated herein by reference.

                  (c) Prospectus and statement of additional information of Smith Barney Investment Funds Inc., dated April 30, 1999, are incorporated herein by reference.

                  (d) Annual Report of Registrant, dated September 30, 1999, is incorporated herein by reference.

                  (e) Prospectus and statement of additional information of Registrant, dated January 28, 2000, are incorporated herein by reference.

ITEM 17. UNDERTAKINGS

                  (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                  (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 8th day of February, 2000.


                                              SMITH BARNEY FUNDAMENTAL
                                                VALUE FUND INC.

                                              By:  /s/ Heath B. McLendon
                                                   ----------------------------
                                                   Name:  Heath B. McLendon
                                                   Title: Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                                    TITLE                              DATE
                   ---------                                    -----                              ----
/s/Heath B. McLendon                                    Chairman of the Board                February 8, 2000
------------------------------                        (Chief Executive Officer)
Heath B. McLendon

/s/Lewis E. Daidone                                   Senior Vice President and              February 8, 2000
------------------------------                     Treasurer (Chief Financial and
Lewis E. Daidone                                         Accounting Officer)


/s/Lloyd J. Andrews*                                          Director                       February 8, 2000
------------------------------
Lloyd J. Andrews

/s/Robert M. Frayn*                                           Director                       February 8, 2000
------------------------------
Robert M. Frayn

/s/Leon P. Gardner*                                           Director                       February 8, 2000
------------------------------
Leon P. Gardner

/s/David E. Maryatt*                                          Director                       February 8, 2000
------------------------------
David E. Maryatt

/s/Frederick O. Paulsell*                                     Director                       February 8, 2000
------------------------------
Frederick O. Paulsell

/s/Jerry A. Viscione*                                         Director                       February 8, 2000
------------------------------
Jerry A. Viscione

/s/Julie W. Weston*                                           Director                       February 8, 2000
------------------------------
Julie W. Weston

*By: /s/Heath B. McLendon
    --------------------------
     Heath B. McLendon

Attorney-in-fact pursuant to a power
of attorney filed herewith.
         *Signed pursuant to power of attorney filed May 26, 1995, as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (Securities File No. 2-71469).

                                 Exhibit Index


Exhibit         Description

  11(a) Opinion and Consent of Willkie Farr & Gallagher is filed herewith.

  12 Form of Opinion and Consent of Willkie Farr & Gallagher supporting the tax matters and consequences to shareholders discussed in the prospectus is filed herewith.

  17(a)         Form of proxy card is filed herewith.